20.2 CS First Boston Mortgage Securities Corp., Associates Manufactured Housing Pass-Through Certificates, Series 1996-1, Statement to Certificateholders dated October 1996

       Associates Manufactured Housing Contract Pass Through Certificates
                                 Series 1996-1

Servicer Certificate

Period Ending:         10/31/96
Determination Date     11/11/96                                  Pass Through       Original
Remittance Date:       11/15/96                                      Rate            Balance
                                                                --------------  ----------------
                                     Class A-1 Certificate          6.20%       $215,000,000.00
                                     Class A-2 Certificate          6.70%       $147,000,000.00
                                     Class A-3 Certificate          7.00%       $137,000,000.00
                                     Class A-4 Certificate          7.30%        $72,000,000.00
                                     Class A-5 Certificate          7.60%       $183,573,000.00
                                     Class M   Certificate          7.90%        $64,414,000.00
                                     Class B-1 Certificate          8.00%        $69,015,000.00
                                     Class B-2 Certificate          9.00%        $32,209,764.00
                                                                                ---------------
                                                                                $920,211,764.00

   I. RECAP OF POOL

                                                       Loan
                                                       Count       Class A-1        Class A-2        Class A-3        Class A-4
                                                 ------------   ---------------  ---------------  ---------------    -------------
      Beginning Certificate Balance                    32,413   $208,140,494.94  $147,000,000.00  $137,000,000.00   $72,000,000.00
      Principal Collected                                   0     $1,791,205.62             0.00             0.00             0.00
      Principal Payments in Full                          245     $6,290,614.55             0.00             0.00             0.00
      Liquidation Proceeds                                  0       $608,685.32             0.00             0.00             0.00
      Contract Repurchases                                  0             $0.00             0.00             0.00             0.00
      Defaulted Contracts                                  38       $246,907.82             0.00             0.00             0.00
                                                 ------------   ---------------  ---------------  ---------------   --------------
      Ending Certificate Balance                       32,130   $199,203,081.63  $147,000,000.00  $137,000,000.00   $72,000,000.00
                                                 ============   ===============  ===============  ===============   ==============
           Pool Factor                                                0.9265260        1.0000000        1.0000000        1.0000000

                                                 Class A-5         Class M          Class B-1        Class B-2           Total
                                              ---------------   --------------   ---------------   --------------  ---------------
      Beginning Certificate Balance           $183,573,000.00    $64,414,000.00   $69,015,000.00   $32,209,764.40  $913,352,259.34
      Principal Collected                                0.00              0.00             0.00             0.00    $1,791,205.62
      Principal Payments in Full                         0.00              0.00             0.00             0.00    $6,290,614.55
      Liquidation Proceeds                               0.00              0.00             0.00             0.00      $608,685.32
      Contract Repurchase                                0.00              0.00             0.00             0.00            $0.00
      Defaulted Contracts                                0.00              0.00             0.00             0.00      $246,907.82
                                              ---------------    --------------   --------------   --------------  ---------------
      Ending Certificate Balance              $183,573,000.00    $64,414,000.00   $69,015,000.00   $32,209,764.40  $904,414,846.03
                                              ===============    ==============   ==============   ==============  ===============
           Pool Factor                              1.0000000         1.0000000        1.0000000       1.0000000         0.9828334

                                      Page 1

       Associates Manufactured Housing Contract Pass Through Certificates
                                 Series 1996-1

Servicer Certificate

  II. DISTRIBUTIONS

                                                                         666500
                                                                   Class A-1         Class A-2        Class A-3        Class A-4
                                                                 --------------   -------------    --------------   ---------------
      Principal Distribution Amount $/$1,000        41.569364     $8,937,413.31            $0.00            $0.00             $0.00
      Interest Distribution Amount  $/$1,000         5.001826      1,075,392.56       820,750.00       799,166.67        438,000.00
      Unpaid Interest Shortfall                                            0.00             0.00             0.00              0.00
                                                                 --------------   --------------   --------------   ---------------
      Total Distribution                                         $10,012,805.87      $820,750.00      $799,166.67       $438,000.00
                                                                 ==============   ==============   ==============   ===============
                                                                  $/$1,000              5.583333         5.833333          6.083333

                                                 Class A-5          Class M         Class B-1        Class B-2           TOTAL
                                                -------------    --------------   --------------   --------------   ---------------
      Principal Distribution Amount                     $0.00             $0.00            $0.00            $0.00     $8,937,413.31
      Interest Distribution Amount               1,162,629.00        424,058.83       460,100.00       241,573.23      5,421,670.29
      Unpaid Interest Shortfall                          0.00              0.00             0.00             0.00              0.00
                                                -------------    --------------   --------------   --------------   ---------------
      Unpaid Interest Shortfall                 $1,162,629.00       $424,058.83      $460,100.00      $241,573.23    $14,359,083.60
                                                =============    ==============   ==============   ==============   ===============
      Total Distribution            $/$1,000         6.333333          6.583333         6.666667         7.500000

 III. SERVICING FEES                                                                                  $761,126.88

      LATE FEES                                                                                        $34,320.54
      EXTENSION FEES                                                                                   $24,886.52


  IV. DELINQUENCY INFORMATION
                                                                Days Delinquent       Number      Actual Balance  Delinq. Percentage
                                                                ---------------      -----------  --------------- -----------------
                                                                     31-59                   355    $8,872,480.90          0.98102%
                                                                     60-89                   118    $3,356,391.84          0.37111%
                                                                  90 or more                  63    $1,624,992.90          0.17967%
                                                                                     ===========  =============== =================
                                                               Total Delinquent              536   $13,853,865.64          1.53180%
                                                                                     ===========  =============== =================
                                                         Memo Incl. Repo Inventory           577   $15,226,337.46          1.68356%

                                      Page 2

       Associates Manufactured Housing Contract Pass Through Certificates
                                 Series 1996-1

Servicer Certificate


   V. REPOSSESSION INFORMATION
                                                                                                       Number        Actual Balance
                                                                                                  ---------------   ---------------
   (A) BOP Repossessions                                                                                        13       $461,849.10
   (B) Plus Repossessions In Month                                                                              64     $1,766,215.86
   (C) Less Liquidations                                                                                        36       $855,593.14
                                                                                                   ---------------   ---------------
                                                                                                   ===============   ===============
   (D) EOP Repossessions                                                                                        41     $1,372,471.82
                                                                                                  ===============   ===============


  VI. REPURCHASES
                                                                                                       Number        Actual Balance
                                                                                                  ---------------   ---------------
   (A) Contracts Repurchased or Replaced                                                                         0             $0.00
   (B) Eligible Substitute Contracts                                                                             0             $0.00
   (C) Difference Paid by Servicer                                                                               0             $0.00
                                                                                                   ---------------   ---------------
                                                                                                                 0             $0.00
                                                                                                   ===============   ===============

 VII. RECONCILIATION OF RESERVE FUND

   (A) Beginning Reserve Fund Balance                                                                $9,202,117.64
   (B) Reserve Fund Draw For Distributions                                                                   $0.00
   (C) Excess Interest Deposit to Reserve Fund                                                       $1,970,538.39
   (D) Reserve Fund Balance Prior to Release                                                        $11,172,656.03
   (E) Specified Reserve Fund Balance                                                                $9,202,117.64
   (F) Reserve Fund Release                                                                          $1,970,538.39
   (G) Ending Reserve Fund Balance                                                                   $9,202,117.64


VIII. RECONCILIATION OF CLASS M RESERVE ACCOUNT

   (A) Beginning Reserve Account Balance                                                             $1,272,176.50
   (B) Reserve Account Draw for Monthly & Interest Shortfall                                                 $0.00
   (C) Reserve Account Draw for Liquidation Loss Interest & Interest Shortfall                               $0.00
   (D) Excess Interest Deposit to Reserve Account                                                    $1,970,538.39
   (E) Reserve Account Balance Prior to Release                                                      $3,242,714.89
   (F) Specified Reserve Account Balance                                                             $1,272,176.50
   (G) Reserve Account Release                                                                       $1,970,538.39
   (H) Ending Reserve Account Balance                                                                $1,272,176.50

                                      Page 3

       Associates Manufactured Housing Contract Pass Through Certificates
                                 Series 1996-1

Servicer Certificate


  IX. RECONCILIATION OF CLASS B-1 RESERVE ACCOUNT

   (A) Beginning Reserve Account Balance                                                              $557,548.32
   (B) Reserve Account Draw for Monthly & Interest Shortfall                                                $0.00
   (C) Reserve Account Draw for Liquidation Loss Interest & Interest Shortfall                              $0.00
   (D) Excess Interest Deposit to Reserve Account                                                   $1,970,538.39
   (E) Reserve Account Balance Prior to Release                                                     $2,528,086.71
   (F) Specified Reserve Account Balance                                                            $1,380,300.00
   (G) Reserve Account Release                                                                      $1,147,786.71
   (H) Ending Reserve Account Balance                                                               $1,380,300.00


   X. RECONCILIATION OF CLASS B-2 RESERVE ACCOUNT

   (A) Beginning Reserve Account Balance                                                                    $0.00
   (B) Reserve Account Draw for Monthly Interest & Interest Shortfall                                       $0.00
   (C) Reserve Account Draw for Liquidation Loss Interest & Interest Shortfall                              $0.00
   (D) Excess Interest Deposit to Reserve Account                                                   $1,147,786.71
   (E) Reserve Account Balance Prior to Release                                                     $1,147,786.71
   (F) Specified Reserve Account Balance                                                              $724,719.69
   (G) Reserve Account Release                                                                        $423,067.02
   (H) Ending Reserve Account Balance                                                                 $724,719.69


  XI. MONTHLY ADVANCE INTEREST

   (A) Beginning Monthly Advance Amount                                                             $2,288,048.60
   (B) Monthly Amount Advanced                                                                        $116,955.54
                                                                                                 ---------------
   (C) Ending Monthly Advance Amount                                                                $2,405,004.14

                                      Page 4

       Associates Manufactured Housing Contract Pass Through Certificates
                                 Series 1996-1

Servicer Certificate


 XII. DELINQUENCY RATIOS

   (A) Average 30-Day Delinquency Ratio                       N/A
   (B) Average 60-Day Delinquency Ratio                       N/A
   (C) Cumulative Realized Loss Ratio                       0.04%                $366,720.22
   (D) Current Realized Loss Ratio                            N/A


XIII. RESIDUAL INTEREST DISTRIBUTION AMOUNT          $423,067.02

                                      Page 5

             Associates MH Pass-Through Certificates, Series 1996-1
                         Trustee Payment Reconciliation
                                October 31, 1996


                  AVAILABLE FUNDS                                                PAYMENTS BY THE TRUSTEE
Principal Received                     $8,690,505.49             Class A-1 Principal                       $8,937,413.31
Defaulted Principal                      $246,907.82
Collected Interest                     $8,283,287.84             Class A-1 Interest                         1,075,392.56
Advanced Interest (Net)                  $116,955.54             Class A-2 Interest                           820,750.00
Extension Fees                            $24,886.52             Class A-3 Interest                           799,166.67
Late Charges                              $34,320.54             Class A-4 Interest                           438,000.00
                                      --------------             Class A-5 Interest                         1,162,629.00
Subtotal FCFC                         $17,396,863.75             Class M Interest                             424,058.83
                                                                 Class B-1 Interest                           460,100.00
Investment Income                                                Class B-2 Interest                           241,573.23
                                                                                                         ---------------
  Reserve Fund                            $45,077.21             Total Interest                            $5,421,670.29
                                                                                                         ----------------
  Class M Reserve Fund                     $6,231.81
  Class B-1 Reserve Fund                   $2,731.19             Certificate Payments                     $14,359,083.60
  Class B-2 Reserve Fund                       $0.00
                                      --------------
Total Reserve Income                      $54,040.21
                                      --------------
                                                                 Investments
Total Available Funds                 $17,450,903.96             Reserve Fund                                      $0.00
                                      ==============             Class M Reserve Account                           $0.00
                                                                 Class B-1 Reserve Account                   $822,751.68
                                                                 Class B-2 Reserve Account                   $724,719.69
                                                                                                         ---------------
                                                                   Total Investments                       $1,547,471.37

                                                                 Less: Class B-2 Interest                     241,573.23
                                                                 Less: Reserve Fund Income                    $54,040.21
                                                                                                         ---------------

                                                                 Net Payment to Trustee                   $15,610,941.53
                                                                                                         ===============

                                                                 Memo: Reconciliation
                                                                 Plus:  Defaulted Principal                  $246,907.82
                                                                 Plus: Class B-2 Interest                     241,573.23
                                                                 Plus: Class R Dist                          $477,107.23
                                                                 Plus: Servicer Fee                          $761,126.88
                                                                 Plus: Late/Extension Fees                    $59,207.06
                                                                 Plus: Reserve Fund Income                    $54,040.21
                                                                                                         ---------------

                                                                 Total Available Funds                    $17,450,903.96
                                                                                                         ===============

**Corrected for "Memo Reconciliation" presentation including Reserve Income incorrectly.


                                     Page 1